SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SPATIALIGHT, INC.

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            May [__], 2006

Dear Shareholder:

This year’s Annual Meeting of Shareholders will be held on Wednesday, June 28, 2006, at 9:00 a.m., Pacific Time, at the Sheraton Petaluma Hotel at the Marina, 745 Baywood Drive, Petaluma, CA 94954. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and the Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly vote, sign, and return the enclosed Proxy Card in the prepaid return envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed Proxy Card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

A copy of our 2005 Annual Report is enclosed.

Our Board of Directors and Management look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ Sandi Harrison

Sandi Harrison
Assistant Corporate Secretary

SPATIALIGHT, INC.
5 Hamilton Landing, Suite 100
Novato, California 94949

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 28, 2006

PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of SpatiaLight, Inc., a New York corporation (the "Corporation"), will be held on Wednesday, June 28, 2006, at 9:00 a.m., Pacific Time, at the Sheraton Petaluma Hotel at the Marina, 745 Baywood Drive, Petaluma, CA 94954 for the following purposes:

1.           To elect seven (7) Directors of the Corporation to serve for the ensuing year and until their successors are duly elected and qualified.

2.           To approve an amendment to the Corporation's Restated Certificate of Incorporation, as amended, to increase the number of authorized Common Shares, $.01 par value, from 50,000,000 to 100,000,000.

3.           To approve the Corporation's 2006 Incentive Plan.

4.           To ratify the appointment of Odenberg, Ullakko, Muranishi & Co. LLP (OUM), as the Corporation's independent registered public accounting firm for our fiscal year ending December 31, 2006.

5.           To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

The foregoing items of business are described more fully in the Proxy Statement accompanying this Notice.

The Corporation's Board of Directors has fixed the close of business on Monday, May 15, 2006, as the record date for the determination of which shareholders will be entitled to receive the notice of and to vote at the Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. ANY SHAREHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT BY WRITTEN NOTICE ADDRESSED TO AND RECEIVED BY OUR CORPORATE SECRETARY PRIOR TO ITS EXERCISE, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. THE MERE PRESENCE AT THE MEETING OF THE PERSON APPOINTING A PROXY DOES NOT REVOKE THE PRIOR GRANT OF A PROXY.

Novato, CA
Date: May [__], 2006

BY ORDER OF THE BOARD OF DIRECTORS

SANDI HARRISON, Assistant Corporate Secretary

SPATIALIGHT, INC.
5 Hamilton Landing, Suite 100
Novato, California 94949

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of Proxies by and on behalf of our Board of Directors (the “Board”) for use at our Annual Meeting of Shareholders to be held on June 28, 2006 (the “Meeting”) at the Sheraton Petaluma Hotel at the Marina, 745 Baywood Drive, Petaluma, CA 94954 at 9:00 a.m., Pacific Time, and any adjournments thereof. Shareholders of record as of the close of business on Monday, May 15, 2006, will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of that date, there were approximately [___________] common shares, par value $.01 per share, issued and outstanding and entitled to vote at the Meeting. Each such common share is entitled to one vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly executed and returned, unless contrary instructions are indicated thereon, the common shares represented thereby will be voted as follows: (1) for the election of the seven nominees named below as directors; (2) for an amendment to our Restated Certificate of Incorporation, as amended (the "Certificate"), to increase the number of authorized Common Shares from 50,000,000 to 100,000,0000, as further described under Proposal No. 2; (3) to approve our 2006 Incentive Plan, as further described below; (4) for the ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP (OUM), as our independent registered public accounting firm for the current fiscal year; and (5) in the discretion of the persons named in the enclosed form of proxy, on any other matters may properly come before the Meeting or any adjournments thereof. The percentages of votes required to elect directors, ratify the appointment of OUM and approve the other matters being presented to Shareholders are set forth under each such proposal. Any shareholder who has given a proxy may revoke it by written notice addressed to and received by our Assistant Corporate Secretary prior to its exercise or by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not revoke a proxy previously granted.

The presence in person or by proxy of a majority of the outstanding common shares entitled to vote at the Meeting will be necessary to constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies, that reflect abstentions with respect to the matters to be voted on at the Meeting, will be counted as present in the determination of a quorum.

Information with respect to beneficial ownership of common shares by our directors and officers is set forth under the caption “Stock Ownership of Certain Beneficial Owners and Management.”

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION SINCE THE DATE OF THIS PROXY STATEMENT.

The approximate date of mailing of this Proxy Statement is May [__], 2006.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

A board of directors, consisting of seven directors, is proposed to be elected by our shareholders at the Meeting, with each director to hold office until the next Meeting or until his successor is duly elected and qualified. Pursuant to our by-laws, the number of directors has been fixed by the Board at four to nine directors and the current Board is comprised of four directors.

The Board recommends that the Shareholders vote FOR the election of the following seven nominees: Lawrence J. Matteson, Robert A. Olins, Claude Piaget, Robert C. Munro, David F. Hakala, Herbert Ehrenthal and Jerilyn Kessel. Messrs. Matteson, Olins, Piaget, and Munro are currently serving as our directors. Dr. Hakala, Mr. Ehrenthal and Ms. Kessel are new, additional nominees for directors to our Board.

Each of the new non-employee nominees approved by the Nominating Directors (as later defined) for inclusion on our proxy card (i.e., Mr. Ehrenthal and Ms. Kessel) and the new employee nominee (i.e., Dr. Hakala, our chief operating officer), was recommended by Mr. Olins, our chief executive officer and a director. Mr. Olins, as noted elsewhere in this proxy statement, beneficially owns more than 5% of our common shares, our only voting common stock. Information concerning these nominees is provided below.

The Board does not contemplate that any of the nominees will be unable to serve as a director, but should any such nominee so notify us of his or her unavailability prior to the voting of the proxies, the persons named in the enclosed proxy card reserve the right to vote for such substitute nominee or nominees as they, in their sole discretion, shall determine.

Unless authority to vote for one or more of the director nominees is specifically withheld according to the instructions on the proxy card, those proxy cards which are executed and returned to us prior to the Meeting in the enclosed form will be voted “FOR” the election of each of the four directors and three nominees named below. The proxy solicited by the Board will be so voted unless Shareholders specify a contrary choice therein. The affirmative vote of a plurality of the votes cast at the Meeting shall be required to elect directors. For purposes of counting votes cast for directors, abstentions and broker non-votes (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will have no effect on the result of the outcome of the vote.

Information Concerning Directors and Nominees

The information set forth below concerning the ages and business experience of each nominee has been furnished to us by each such nominee. There is no family relationship between any nominee and any other nominee or any of our executive officers. For information regarding the beneficial ownership of the common shares by the incumbent directors, see “Stock Ownership of Certain Beneficial Owners and Management.”

The names, ages, terms, positions and offices held with us, and business experience for at least the past five years of our current directors and nominees are as follows.

Name	Age	Position(s)	Director Since
Lawrence J. Matteson	66	Chairman of the Board	1991
Robert A. Olins	49	Director, Chief Executive Officer, Principal Financial & Accounting Officer, Secretary and Treasurer	1998
Claude Piaget	64	Director	2001
Robert C. Munro	78	Director	2004
David F. Hakala	54	Nominee
Herbert Ehrenthal	69	Nominee
Jerilyn Kessel	47	Nominee

Lawrence J. Matteson, our Chairman of the Board since April 2001, has served as a director since 1991, and previously served as the Chairman of the Board from 1995 through 1997. He has served as an executive professor of business policy at the William E. Simon Graduate School of Business Administration, University of Rochester since 1992. Mr. Matteson was Senior Vice President and General Manager, Electronic Imaging for Eastman Kodak Company until December 1991. Mr. Matteson began his career with Eastman Kodak in 1965 as a research engineer and worked at Eastman Kodak in various positions continuously from that date until December 1991. He holds a degree in engineering and an MBA from the University Of Rochester Graduate School Of Business.

Robert A. Olins, a director since February 1998, has served as our Chief Executive Officer, Secretary and Treasurer since June 2000 and Principal Financial and Accounting Officer since June 2004. Mr. Olins has served as President of Argyle Capital Management Corporation during the past twenty years. Argyle Capital Management Corporation is a private investment advisory company.

Claude Piaget, a director since June 2001, served as Chief Executive Officer and Senior Vice President, International Relations of Digital Video Broadcasting, a global consortium involved in the promotion of unified worldwide standards for digital television. Dr. Piaget’s broad industry experience includes several executive positions with Philips Electronics, including market development manager from 1995 to 1997, company strategy expert from 1994 to 1995 and development manager from 1986 to 1994. Previously he was involved in researching semiconductor physics, components, devices and systems. He has participated in the development of information and communication technologies and consortiums in Europe, Asia and Latin America. He holds a Masters degree in Physics Engineering and a Ph.D. in Physics from the University of Paris.

Robert C. Munro, a director since February 2004, has served as a private business consultant in the finance, banking and retail industries in the United States, the United Kingdom and throughout Europe since 1985. He currently sits on the board of directors of UNET 2 Corporation, a privately held electronic publishing company based in New York. Mr. Munro is a Fellow of the Institute of Directors in the United Kingdom. He has extensive global business experience in the banking, real estate and shipping industries. Mr. Munro received a master’s degree from Edinburgh University in Scotland.

David F. Hakala, has served as our Chief Operating Officer since September 2002. During the course of his career, Dr. Hakala has been directly responsible for the manufacturing startup and ramp-up of numerous products, and their associated manufacturing facilities, including several models of HDTV and of HDTV-ready televisions, the DTC-100 HD TV/DBS decoder box, the decoder box for the DirecTV DBS satellite system as well as 31” and 35” Very Large Screen (VLS) direct view CRTs. Prior to joining SpatiaLight, from 1994 to 2001, Dr. Hakala served in various senior management positions with Thomson Multimedia, including Vice President of Manufacturing Operations, and most recently as Vice President, Product Development, Americas, in which he was responsible for the design and development of television and video systems, including digital television with integrated HDTV decoders, projection systems and other advanced display systems, including the Thomson RCA L50000 LCoS project.

Jerilyn Kessel, from 1987 through 1990, Ms. Kessel was Managing Director of Video Flash, which she co-founded, and a Senior Consultant at the New York based management consulting firm of Alexander & Associates. In September 1993, Ms. Kessel joined Entertainment Made Convenient (Emc3) as part of its founding management team, serving as Senior Vice President Program Planning & Marketing. Beginning in 1996, Ms. Kessel was a founding member and Strategic Marketing and Business Development Consultant to WebFeat, Inc., which was then acquired by American Interactive Media, Inc. in 1997. From September 1999 through February 2002, she was a Founding Partner in Global Media Ventures, LLC, into which she merged her consulting practice. In March 2003, Ms. Kessel became a principle in Brand Advisors, LLC (a subsidiary of The Salter Group), a company that provides financial forecasts and valuations for television and film. Ms. Kessel teamed with data vendor ICR Survey Research in 1997 to create CENTRISsm. In October 2005, Ms. Kessel left running the operations of CENTRIS to return to her consulting practices full time. During the course of her career, Ms Kessel has become a strategic marketing, research and programming consultant and industry analyst with strong development expertise in the entertainment and media industries, having guided successful businesses as a corporate executive, consultant and co-founder of several start-up businesses. Ms. Kessel is a graduate of The Wharton School at the University of Pennsylvania where she majored in Finance and Entrepreneurial Management.

Herbert Ehrenthal, currently Vice President Global Advertising and Marketing at Schering-Plough Corporation, the global research-based pharmaceutical company, where he has been since 2003. Mr. Ehrenthal is responsible for directing the creation of all consumer communication programs and initiatives on a worldwide basis across all Schering-Plough pharmaceutical brands. Prior to joining Schering-Plough, Mr. Ehrenthal was an Executive Director at Pharmacia Corporation (now Pfizer), responsible for all overseas consumer activities. In 1987, Mr. Ehrenthal founded Rubin Ehrenthal and Associates. He pioneered one of the first successful Direct to Consumer marketing programs in the United States. That agency merged in 1991 and was renamed Healthworld. Mr. Ehrenthal became President and COO when Healthworld went public in November 1997, where he continued his career at the agency through 2001 when it was purchased by a conglomerate, at which time he retired from his positions as President and COO and a member of the board. Mr. Ehrenthal is a graduate of City College in New York where he majored in History.

Other Directorships; Term of Office

None of our directors is a member of the board of directors of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or of any company registered under the Investment Corporation Act of 1940, as amended.

All of our directors serve for a term of one year or until their successors shall have been duly elected and qualified. All of our officers serve at the discretion of the Board. All of our incumbent directors were elected at the June 1, 2005 Annual Meeting of the Corporation’s Shareholders.

Board of Directors’ Meetings and Committees

During the year ended December 31, 2005, the Board held three meetings and took action by unanimous written consent on five occasions. All of our incumbent directors attended the meetings of the Board and all of the committees of the Board on which such director served during that period. Directors are expected to attend our annual meeting of shareholders, and all of our current directors attended last years annual meeting. The Board has determined that each of Messrs. Matteson, Piaget and Munro meet the independence requirements of the listing standards of the NASDAQ.

The Board maintains an Audit Committee and a Compensation Committee. We do not have a standing Nominating Committee, Executive Committee or Corporate Governance Committee.

Audit Committee

The Audit Committee is comprised of three of our non-employee directors: Messrs. Matteson, Munro (Chair), and Piaget. It met eleven times during 2005. The Audit Committee is responsible for the appointment, retention and termination of a firm of independent registered public accounting firm and monitors the effectiveness of the audit effort, our financial and accounting organization and our system of internal accounting and disclosure controls. Each member of the Audit Committee is independent within the meaning of U. S. Securities and Exchange Commission ("SEC") regulations and the NASDAQ listing standards. It is anticipated that, subject to Ms. Kessel being elected as a director at the Meeting, Ms. Kessel will become a member of the Audit Committee and Mr. Munro will not continue to serve on the Audit Committee. It has not yet been determined who will serve as the next chairperson of the Audit Committee.

We do not currently have a financial expert serving on the Audit Committee of the Board of Directors. We do not have such a financial expert because since the time of our last proxy filing, we have not devoted substantial time or resources towards identifying and adding an additional member of the Board of Directors who qualifies as a financial expert. Management believes that it would be difficult to recruit a director with the requisite experience to qualify as a “financial expert” in light of the fact that the Corporation does not carry directors’ and officers’ insurance and the potential liabilities of that position are relatively high in comparison with the stock option compensation that the Corporation is willing and able to grant to any such “financial expert.” The Audit Committee Charter is available on our website.

Compensation Committee

The Compensation Committee’s function is to review and recommend executive compensation, including executive officers’ salary levels, incentive compensation programs and stock option grants. The Compensation Committee is comprised of Lawrence J. Matteson, Claude Piaget and Robert C. Munro, each of whom is an independent director under the NASD listing standards. As of the date of this Proxy Statement, the Compensation Committee does not have a chairperson. However, it is anticipated that the Compensation Committee will appoint a chairperson following the Meeting. During the year ended December 31, 2005, all executive compensation issues were determined by our Compensation Committee of the Board of Directors. During the year ended December 31, 2005, the Compensation Committee met one time and they took action by Unanimous Written Consent on three occasions.

Nomination of Directors

We currently do not have a formal nominating committee and therefore we do not have a nominating committee charter. However, Messrs. Matteson, Piaget and Munro, the three independent directors under the NASDAQ listing standards (collectively, the Nominating Directors), perform the function of a nominating committee by identifying and receiving recommendations for individuals qualified to become directors and recommending to the Board a slate of director nominees for the next annual meeting of shareholders. The functions of the Nominating Directors include identifying and recommending to the Board individuals qualified to serve as directors of SpatiaLight.

The Nominating Directors will consider director candidates recommended by one or more substantial, long-term shareholders. Generally, shareholders who individually or as a group have held 5% of our shares for over one year will be considered substantial, long-term shareholders. In considering candidates submitted by shareholders, the Nominating Directors will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating Directors, a shareholder must submit the recommendation in writing and must include the following information:

• The name of the shareholder and evidence of the person’s ownership of our shares, including the number of shares owned and the length of time of ownership; and

• The name of the candidate, the candidate’s resume or a listing of her or his qualifications to be one of our directors and the person’s consent to be named as a director if selected by the Nominating Directors and nominated by the Board.

The shareholder recommendation and information described above must be sent to SpatiaLight, Inc., c/o Assistant Corporate Secretary, Five Hamilton Landing, Novato, CA 94949 and must be received by the Assistant Corporate Secretary not less than 90 days nor more than 110 days prior to the anniversary date of the Corporation’s most recent annual meeting of shareholders.

The Nominating Directors believe that the minimum qualifications for service as a director of the Corporation are that a nominee possess an ability, as demonstrated by recognized success in her or his field, to make meaningful contributions to the Board’s oversight of our business and affairs and possess an impeccable reputation of integrity and competence in her or his personal and professional activities. The Nominating Directors’ evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills expertise and diversity of experience so as to enhance our Board’s ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Directors may receive suggestions from our current directors, executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Directors for such candidates. The Nominating Directors also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating Directors may also consider candidates recommended by certain shareholders.

Once a person has been identified by the Nominating Directors as a potential candidate, the Nominating Directors may collect and review publicly available information regarding the person to assess whether such person should be considered further. If the Nominating Directors determine that the candidate warrants further consideration, the Chairman of the Board or another Nominating Director may contact such person. Generally, if the person expresses a willingness to be considered to serve on the Board, the Nominating Directors will request information from the candidate, review the person’s professional and personal history and qualifications and consult appropriate references. The Nominating Directors may consider all such information in light of information regarding any other candidates that the Nominating Directors might be evaluating for membership on the Board. The Nominating Directors’ evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board will take into consideration whether such recommendation is being made by a substantial, long-term shareholder.

Each of the new non-employee and employee nominees approved by the Nominating Directors for inclusion on our proxy card (i.e., Mr. Ehrenthal, Ms. Kessel and Dr. Hakala) was recommended by Mr. Olins, our chief executive officer and a director. Mr. Olins, as noted elsewhere in this proxy statement, beneficially owns more than 5% of our common shares, our only voting common stock. Subsequent to Mr. Olins’ recommendation of the new non-employee nominees, namely Mr. Ehrenthal and Ms. Kessel, each Nominating Director individually interviewed them on the telephone. The Nominating Directors relied upon Mr. Olins’ recommendation and their interviews in determining to nominate Mr. Ehrenthal and Ms. Kessel. Dr. Hakala, who has served as our chief operating officer for the past four years, was well-known to the Nominating Directors and therefore those directors did not require any further background information concerning Dr. Hakala prior to his nomination.

Corporate Governance

We do not currently have a separate corporate governance or disclosure committee. Our Board, as a whole, acts collectively, in conjunction with our executive officers, to improve the corporate governance and disclosure controls and procedures to provide reasonable assurance that material transactions are timely and accurately reported in our financial statements and related disclosures.

Shareholder Communications

The Board has established a procedure to receive communications from shareholders. Shareholders or other interested parties may contact any director or directors of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Assistant Corporate Secretary” to SpatiaLight, Inc., Five Hamilton Landing, Novato, CA 94949 or send an email to CorpSecretary@spatialight.com.

All communications received as set forth in the preceding paragraph will be opened by our Assistant Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not deemed inappropriate for the addressee will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Assistant Corporate Secretary will make sufficient copies (or forward such information in the case of email) of the contents to send to each director who is a member of the group or committee to which the envelope or email is addressed.

AUDIT COMMITTEE REPORT

The Audit Committee of the Corporation’s Board bears primary responsibility for our financial statements and for our reporting process, including our systems of internal controls. The primary purpose of an Audit Committee is to monitor: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the independence and performance of our external auditors; and (4) the adequacy of our internal auditing function.

The Audit Committee is comprised of three of our non-employee directors: Messrs. Matteson, Munro (Chair), and Piaget. It met 11 times during 2005. The Audit Committee is responsible for the appointment, retention and termination of a firm of independent registered public accountants and monitors the effectiveness of the audit effort, our financial and accounting organization and our system of internal accounting and disclosure controls. Each member of the Audit Committee is independent within the meaning of SEC regulations and the NASD listing standards. At present, none of the members of the Audit committee qualify as an audit committee “financial expert” as defined by the rules promulgated by the SEC. The Board did not take any action in 2005 and does not presently have specific plans with respect to adding a director who would constitute a financial expert, as defined by SEC rules. The Audit Committee Charter is available on our website. The Audit Committee has received from OUM the written disclosures and the letters regarding OUM’s independence required by Independence Standard Board, Standard No. 1. In addition, OUM discussed with members of the Audit Committee issues of auditor independence and related matters required by Statements on Auditing Standards No. 61 and 90.

The Audit Committee has reviewed and discussed with OUM and the Corporation’s management, the Corporation’s our financial management and internal controls and matters relating to conduct of the audit. During the Corporation’s preparation of the Corporation’s Annual Report for the year ended December 31, 2005, the Corporation’s management and the Corporation’s independent registered public accounting firm identified several material weaknesses in the Corporation’s internal controls over financial reporting. Although these material weaknesses did not result in any misstatement of the Corporation’s financial results, they relate closely to assuring the fulfillment of critical components of the financial reporting functions of the Corporation’s business. The Corporation is presently undertaking active steps to remediate some of the material weaknesses.

The Audit Committee also reviewed and discussed with the Corporation’s management the audited financial statements pertaining to the year ended December 31, 2005. In addition, the Audit Committee reviewed with senior management the actions that the Corporation has been taking to remedy the various material weaknesses relating to the Corporation’s internal control over financing reporting. (See Proposal No. 4 elsewhere in this Proxy Statement with respect to the ratification of Odenberg Ullakko Muranishi & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.)

In light of the foregoing review and discussions, the Audit Committee recommended to the Corporation’s Board that the Corporation’s audited financial statements reported upon by OUM be included in the Corporation’s Annual Report on Form 10-K/A filed with the SEC on April 11, 2006.

The Audit Committee has considered whether the provision of services covered in the table under the heading “Audit and Non-Audit Fees” below are compatible with maintaining the independence of OUM.

Audit Committee Investigation and Related Matters

As previously reported in the Corporation’s post-effective amendments to the Form S-3 Registration Statement registering the common shares underlying the Corporation’s Senior Secured Convertible Notes (the “Financing Registration Statement”) (File No. 333-122391) and the Form S-3 Registration Statement registering common shares on a “shelf” (the “Shelf Registration Statement”) (File No. 333-122392), the Corporation filed an unauthorized consent of BDO Seidman to Amendment Nos. 5 and 6 to the Financing Registration Statement and to Amendment Nos. 3 and 4 to the Shelf Registration Statement in order to incorporate by reference their report of the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2002 and 2003, respectively. Although the Corporation received the requisite authorized consents from BDO Seidman to the incorporation by reference of their report on the consolidated financing statements into the Financing Registration Statement and the Shelf Registration Statement when initially filed and in subsequent amendments thereto (and BDO Seidman has not withdrawn these subsequent consents), the Corporation did not receive the requisite authorization from BDO Seidman to file its consent as an exhibit to the penultimate and final pre-effective amendments to either the Financing Registration Statement or the Shelf Registration Statement (i.e. Amendment Nos. 5 and 6 and Amendment Nos. 3 and 4 to the respective registration statements). The penultimate and final pre-effective amendments to both the Financing Registration Statement and the Shelf Registration Statement were filed with the SEC on July 27, 2005.

The Audit Committee conducted an investigation and review of the developments pertaining to the BDO Seidman consent issue with the assistance of independent counsel.

The Audit Committee delivered its report, dated October 31, 2005, to the Corporation’s Chief Executive Officer, Robert A. Olins. The Report concluded that the evidence does not support a finding that any of the Corporation’s employees included the unauthorized BDO consents in the amendments to the Registration Statements referred to above with fraudulent intent or with specific knowledge that BDO Seidman had not authorized the filing of these consents. It concluded that the evidence was consistent with the Corporation’s inclusion of the consents due to lack of communication, a series of misunderstandings and/or a failure of inquiry. As to Mr. Olins, the Report concluded that the Audit Committee found no evidence that Mr. Olins was informed that BDO Seidman had not authorized the filing of these consents. However, the Audit Committee also found no evidence that Mr. Olins inquired or determined whether BDO Seidman had in fact authorized inclusion of the consents in these filings. The Audit Committee Report determined that Mr. Olins, as the Corporation’s Chief Executive Officer, did not exercise sufficient diligence in supervising the filing of the amendments to the Registration Statements, that this was a particularly serious failing in light of the SEC having highlighted the need for consents from BDO Seidman, and that as CEO he bears responsibility for the filings. The Audit Committee also stated its belief that, throughout the process of preparing and filing the amendments to the Registration Statements, Mr. Olins acted with the Corporation’s best interests and the best interests of the Corporation’s shareholders in mind, and that his lack of diligence was not motivated by self-interest and that nothing related to this incident personally benefited him financially.

The Audit Committee recommended three remedial actions. The Audit Committee concluded that the membership of the Board of Directors should be supplemented with a financial expert within the meaning of SEC rules. The Audit Committee also concluded that the Corporation must improve its corporate governance and disclosure controls, including hiring a full-time Chief Financial Officer and a Controller (who can be the same person). The Audit Committee further concluded that by reason of Mr. Olins' responsibility as CEO for supervision of corporate filings, he should reimburse the Corporation for the sum of $50,000, a portion of the costs incurred by the Corporation by reason of the unauthorized BDO Seidman consents and the resulting inquiries. In compliance with the Audit Committee Report, in December 2005, Mr. Olins made the $50,000 payment to reimburse the Corporation. To date, The Corporation’s Board of Directors has not been supplemented with a financial expert and has not hired a fulltime CFO or Controller, although the Corporation has hired a part-time Director of Accounting and Finance.

The Corporation has been advised by the Staff of the SEC that the Staff is conducting an investigation into matters and events pertaining to the filing of the unauthorized BDO consent. The Corporation has been cooperating with the Staff with respect to this matter.

On December 6, 2005, the Corporation filed Post-Effective Amendment No. 2 to the Financing Registration Statement and the Shelf Registration Statement for the purpose of filing an amended Exhibit 23.2, which included the consent of the independent registered public accounting firm, Odenberg, Ullakko, Muranishi & Co., LLP (OUM). That consent allows the Corporation to incorporate by reference into that registration statement the consolidated financial statements appearing in the Corporation’s 2005 Annual Report on Form 10-K/A filed on December 29, 2005, for each of the three years ended December 31, 2004.

In February 2006, the Staff of the SEC advised the Corporation that Post-Effective Amendment No. 6 to both the Financing Registration Statement and the Shelf Registration Statement were declared effective by the SEC.

AUDIT COMMITTEE
Robert C. Munro†
Lawrence J. Matteson†
Claude Piaget†

___________________________________

† Compensation Committee Member

Audit and Non-Audit Fees

The following represents the fees billed to us for the last two fiscal years by OUM, our current independent registered public accountants for the years ended December 31, 2003, 2004 and 2005.

		2005	2004	2003
Audit Fees	(1) (4)	$350,467	$172,965	$166,500
Audit-Related Fees	(2)	-	6,330	12,000
Tax Fees	(3)	-	16,525	17,000
All Other Fees			N/A	N/A

(1)
Includes fees associated with the annual audit of consolidated financial statements and internal control over financial reporting in compliance with regulatory requirements under Sarbanes-Oxley Act of 2002, review of our quarterly reports on Form 10-Q, annual report on Form 10-K, and our consent issued in connection with our Form S-3 filings, assistance and review of other documents with the SEC.

(2)	Includes accounting consultations
(3)	Includes fees for tax compliance (tax return preparation assistance) and general tax planning.
(4)	2005 audit fees include reaudit of the consolidated financial statements of 2003 and 2002.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee adopted a policy for engaging our independent registered public accountants, OUM, for audit and non-audit services that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by the independent auditor. All of the audit services provided by OUM in the fiscal year 2005 (described in the footnotes to the table above) and related fees were approved in advance by our Audit Committee.

Compensation of Directors

Non-management directors are entitled to receive a $500 director’s fee for each Board meeting attended. Directors who are also full-time employees of ours are not paid directors’ fees. All of the incumbent directors have waived the non-management director’s fee of $500 per Board Meeting. In fiscal 2005, options to purchase 500,000 shares were granted to Robert A. Olins for his services as Chief Executive Officer, Secretary, Treasurer and director, as more fully described under “Option Grants in Last Fiscal Year” elsewhere in this Proxy Statement. In fiscal 2005, 25,000 options were granted to each Claude Piaget, Lawrence Matteson and Robert Munro for their respective services as a director.

Required Vote

As noted above, the Board has nominated seven persons for election as directors at the Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected or appointed. Directors are elected by a plurality of the number of common shares present at the Meeting in person or by Proxy, assuming that there is a quorum of such common shares represented at the Meeting. Accordingly, the seven nominees receiving the highest number of votes at the Meeting will be elected as directors of the Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who beneficially own more than 10% of our common shares to file with the SEC initial reports of ownership and reports of changes in ownership of common shares and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to the Corporation for fiscal 2005, executive officers, directors and greater than 10% shareholders filed the required Section 16(a) reports of material transactions in a timely manner in 2005.

Code of Ethics

We have a Code of Business Conduct and Ethics which is applicable to all of our employees including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is available on our website www.spatialight.com under the tab “Corporate Governance.” We intend to post amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to our principal executive officer, principal financial officer and principal accounting officer) at this location on our website.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
(As of May 3, 2006)

The following table sets forth information regarding beneficial ownership of common shares as of May 3, 2006, by each person known by us to own beneficially more than five percent of our outstanding common shares, by each of our directors, and by each of our executive officers named in the Summary Compensation Table contained in “Executive Compensation,” and by all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all common shares shown as beneficially owned by him, her or it.

Name and Address Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Robert A. Olins Argyle Capital Management Corporation (12)	9,435,622	(1)	21.0%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	5,158,257	(2)	13.3%

Adele Becker 215 East 68th Street New York, NY 10021	2,861,033	(3)	7.1%

Lawrence J. Matteson (12)	279,200	(4)	*

Claude Piaget (12)	175,000	(5)	*

Robert C. Munro (12)	75,000	(6)	*

David F. Hakala (12)	335,000	(7)	*

Michael S. Jin (12)	315,255	(8)	*

Theodore H. Banzhaf (12)	765,000	(9)	2.0%

Don S. Suh (12)	305,000	(10)	*

Je Won Yeun (12)	100,000	(11)	*

All directors and officers as a group (9 persons)	11,785,077		24.9%
*Less than 1%

(1)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 2,376,000 Shares beneficially owned subject to conversion of principal and interest of convertible notes held by Argyle Capital Management Corporation (Argyle), of which Mr. Olins is President and over which Mr. Olins exercises voting control, and 1,678,597 Shares owned by Argyle. Also includes (a) 1,476,535 common shares and Warrants to purchase 204,360 common shares held by Mr. Olins, and (b) 3,704,444 Shares subject to outstanding stock options held by Mr. Olins that are exercisable as of May 3, 2006.

(2)	Based solely upon information filed in a Schedule 13G by named shareholder.
(3)	Based solely upon information provided by named shareholder.

(4)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 266,700 Shares subject to options exercisable as of May 3, 2006 and 12,500 Shares subject to options not exercisable within 60 days.

(5)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 162,500 Shares subject to options exercisable as of May 3, 2006 and 127,500 Shares subject to options not exercisable within 60 days.

(6)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 62,500 Shares subject to options exercisable as of May 3, 2006 and 37,500 Shares subject to options not exercisable within 60 days.

(7)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 335,000 Shares subject to outstanding stock options held by Dr. Hakala that are exercisable as of May 3, 2006.

(8)	Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 300,000 Shares subject to options exercisable as of May 3, 2006.
(9)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 265,000 Shares subject to options exercisable as of May 3, 2006 and 500,000 Shares subject to options not exercisable within 60 days.

(10)
Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 225,000 Shares subject to options exercisable as of May 3, 2006 and 75,000 Shares subject to options not exercisable within 60 days.

(11)	Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Includes 100,000 Shares subject to options exercisable as of May 3, 2006.
(12)	Based upon information provided by such persons answers to the Corporation's 2006 Directors and Officers Questionnaire. Address: Five Hamilton Landing, Suite 100, Novato, California 94949

EXECUTIVE OFFICERS

The following table sets forth, as of May 3, 2006, the respective names and ages of our executive officers, including our subsidiary, SpatiaLight Korea, Inc., indicating all positions and offices held by each such person.

Name	Age	Position(s)

Robert A. Olins	49	Director, Chief Executive Officer, Principal Financial and Accounting Officer, Secretary and Treasurer
David F. Hakala	54	Chief Operating Officer
Michael S. Jin	42	Chief Technology Officer
Don S. Suh	49	Sr. Vice President - Sales and Marketing
Je Won Yuen	55	President, SpatiaLight Korea, Inc.
Theodore H. Banzhaf	40	Executive Vice President of Strategic Planning

Robert A. Olins, has served as Chief Executive Officer, Principal Financial and Accounting Officer, Secretary and Treasurer of the Corporation since July 2000. For further information regarding Mr. Olins’ business experience, see the table listing nominees for election as directors in the prior section “Proposal No. 1: Election of Directors.”

David F. Hakala, Chief Operating Officer since September 2002. During the course of his career, Dr. Hakala has been directly responsible for the manufacturing startup and ramp-up of numerous products, and their associated manufacturing facilities, including several models of HDTV and of HDTV-ready televisions, the DTC-100 HD TV/DBS decoder box, the decoder box for the DirecTV DBS satellite system as well as 31” and 35” Very Large Screen (VLS) direct view CRTs. Prior to joining SpatiaLight, from 1994 to 2001, Dr. Hakala served in various senior management positions with Thomson Multimedia, including Vice President of Manufacturing Operations, and most recently as Vice President, Product Development, Americas, in which he was responsible for the design and development of television and video systems, including digital television with integrated HDTV decoders, projection systems and other advanced display systems, including the Thomson RCA L50000 LCoS project.

Michael S. Jin, Chief Technology Officer since July 7, 2004, joined SpatiaLight in April 2000, and has directed SpatiaLight’s efforts to develop and enhance LCoS cell structure, processing technologies and overall product performance. Dr. Jin has also served as a leader on the technical front in growing our relationships with television OEMs throughout Asia. Prior to joining SpatiaLight, Dr. Jin served as a Vice President and the Principal investigator for New Interconnect and Packaging Technology, Inc., based in San Diego, CA, working on numerous DARPA, STTR and SBIR programs in the areas of Optoelectronic Interconnects, Volumetric 3-D Displays Based on 2-Photon Transition Materials, MEMS Laser Beam Steering Devices, 3-D Optoelectronic and IC Packaging Technologies and Phase-Shift Masks for High-Resolution Lithography. Previously, Dr. Jin was engaged in developing thin film devices for laser fusion research at the University of Rochester Laboratory for Laser Energetics. Dr. Jin received his Bachelor’s and Master’s degrees in Optics from the University of Rochester and his Ph.D. in Applied Physics from the University of California at San Diego

Don S. Suh, Senior Vice President - Marketing and Sales since July 19, 2004, previously served as Senior Vice President, Display and Multimedia for LG Electronics in San Jose, California from 1999 to May 2004. Prior to that, since 1984, Mr. Suh worked within the LG Electronics organization, serving as a leader in a variety of consumer electronics, information technology and convergence product groups. Mr. Suh has worked as a senior manager within LG Electronics for groups based in Asia, Europe and the United States. Mr. Suh received the LG Electronics’ Best Honored Employee of the Year Award in 1998 and received the South Korean President’s 1999 Gold Tower-Order Medal given for achievement of outstanding export results.

Je Won Yeun, President of SpatiaLight Korea, Inc. since July 29, 2004, has over 25 years of experience in managing and directing large manufacturing operations, mostly for various divisions of Hyundai Group. Mr. Yeun holds a degree in physics from Sung Kyun Kwan University, and began his career as an engineer at Philips Electronics Co., Ltd. He then joined Hyundai Group as a senior engineer, contributing to the design and construction of heating, ventilating and air conditioning systems for nuclear and thermal power plants. Mr. Yeun has served the bulk of his career within Hyundai Group as a senior level manager and director of several manufacturing and construction operations. Most recently, Mr. Yeun served as president and chief executive officer of two Korean enterprises: Kyoung Won Co., Ltd., a designer and manufacturer of high voltage power transformers and Kang Lim Construction Co., Ltd., a major construction firm.

Theodore H. Banzhaf, Executive Vice President of Strategic Planning, and President and CEO of SpatiaLight Technologies, Inc., an inactive wholly owned subsidiary of SpatiaLight, Inc., since July 2003. Before joining SpatiaLight, Mr. Banzhaf worked from 2002 to 2003 in the institutional equities group as a Senior Vice President at C. E. Unterberg, Towbin, an investment bank, and as a Senior Vice President at Friedman Billings Ramsey, an investment bank, in 2002. Mr. Banzhaf served as a Managing Director and Managing Member of Fulcrum Global Partners, a hedge fund, from 2000 to 2002. Mr. Banzhaf was a Senior Vice President at Raymond James & Associates in the capital markets group from 1995-2000. Mr. Banzhaf received an MBA from Southern Methodist University in Dallas, Texas, and a Bachelor of Arts from Miami University in Oxford, Ohio.

Executive Compensation

The following table sets forth the compensation paid by us for the fiscal years ended December 31, 2002 to 2004, to our Chief Executive Officer and all of the other executive officers as of December 31, 2004.

Summary Compensation Table

Name & Principal Position	Year	Salary($)		Bonus($)		Securities Underlying Options/SARS (#)		All other compensation ($)

Robert A. Olins, Chief Executive Officer,	2005	$ -		$ -		500,000		$ 100,205	(7)
Treasurer, Secretary and Principal Financial	2004	$ -		$ -		500,000		$ -
and Accounting Officer	2003	$ -		$ -		500,000		$ -

David F. Hakala, Chief Operating Officer	2005	$237,231		$ -		N/A		$ -
	2004	$240,000		$ -		N/A		$ -
	2003	$240,000		$ -		N/A		$ -

Michael S. Jin, Chief Technology Officer	2005	$200,000		$ 21,106	(8)	100,000	(6)	$ -
	2004	$200,000		$ -		125,000	(6)	$ -
	2003	$150,000		$ -		N/A		$ -

Theodore H. Banzhaf, Executive Vice President	2005	$360,000		$ -		N/A
of Strategic Planning	2004	$360,000		$ -		N/A		$ -
	2003	$103,385		$ -		800,000	(1)	$ -

Je Won Yeun, President, SpatiaLight Korea, Inc.	2005	$224,000		$ -		N/A		$ -
	2004	$ 91,735	(2)	$ -		100,000	(3) (6)	$ -
	2003	N/A		$ -		N/A		$ -

Don S. Suh, Senior Vice President, Marketing & Sales	2005	$189,615		$ -		N/A		$ -
	2004	$ 48,467	(4)	$ -		150,000	(5) (6)	$ -
	2003	N/A		N/A		N/A		$ -

1.
This stock option was granted pursuant to the Amended and Restated Time Accelerated Restricted Stock Award Plan (TARSAP) dated as of July 7, 2003, between Mr. Banzhaf and the Corporation. The TARSAP granted to Mr. Banzhaf options to purchase 800,000 common shares, in the aggregate, in the following manner: (i) 125,000 options which vested as of July 7, 2003 and which options expire on July 7, 2006 (35,000 options have an exercise price of $2.55, of which 25,000 were exercised on December 30, 2004, 4,669 were exercised on July 5, 2005 and 5,331 were exercised on July 6, 2005, and 90,000 options have an exercise price of $12.50), and (ii) 675,000 options which vest upon the earlier of the achievement of certain performance tests within two years after the date of the grant or the second anniversary of the grant date. The options expire three years after such options vest and become exercisable (175,000 of such options have an exercise price of $5.00, which vested on January 27, 2004, 225,000 of such options have an exercise price of $7.50 and 275,000 of such options have an exercise price of $12.50). The TARSAP agreement was amended on July 6, 2005 extending the vesting period of the unvested options to the fourth anniversary of the grant date and increasing the exercise prices of 175,000 options from $5.00 to $7.50.

2.	Employment commenced on July 29, 2004.
3.	This stock option granted July 29, 2004 and originally vested over a three-year period.
4.	Employment commenced on July 19, 2004.
5.	This stock option granted July 19, 2004 and originally vested over a three-year period.
6.	These options became fully vested on December 15, 2005 as part of our acceleration of vesting. See footnote 1 Stock Option Acceleration in the financial statements for more detail.
7.	Represents (a) $72,552 paid by the Corporation for housing for Robert Olins and (b) $27,653 paid by the Corporation for an automobile for Mr. Olins.
8.	Represents $21,106 as bonus compensation by the Corporation.

Stock Option Grants

The following table sets forth certain information for the year ended December 31, 2005, with respect to stock options granted to the individuals named in the Summary Compensation Table.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

(a)	(b)	(c)	(d)	(e)	(f)	(g)

Name	Number of Shares Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)

Robert A. Olins	500,000	68%	$4.97	01/18/2015	$1,562,803	$3,960,450

Michael S. Jin	100,000	14%	$4.97	01/18/2015	$ 312,561	$ 792,090

Option Exercises and Fiscal 2005 Year End Values

The following table sets forth information with respect to options to purchase common shares granted to our named executive officers including: (i) the number of common shares purchased upon exercise of options in the fiscal year ended December 31, 2005; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2005; and (iv) the value of such unexercised options at December 31, 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
DECEMBER 31, 2005 OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Dec. 31, 2005 (#) Exercisable / Unexercisable	Value of Unexercised In-the- Money Options at Dec. 31, 2005 (#) Exercisable / Unexercisable
Robert A. Olins	45,556	$0	3,229,444/ 0	$3,337,250/ $0
David F. Hakala	0	$0	335,000/ 0	$891,100/ $0
Theodore H. Banzhaf	10,000	$31,670	265,000/500,000	$0/ $0
Michael S. Jin	0	$0	300,000/ 0	$35,200/ $0
Don S. Suh	0	$0	150,000/ 0	$0/ $0
Je Won Yeun	0	$0	100,000/ 0	$0/ $0

Employment Arrangements and Agreements

Robert A. Olins has served as one of our directors since 1998 and has also served as our Chief Executive Officer, Secretary and Treasurer of the Corporation since July 2000. Mr. Olins does not have an employment agreement with the Corporation. Mr. Olins has received no cash compensation from us for his services to date, but has been granted options as reported under “Summary Compensation Table - Option Grants In Last Fiscal Year.” We also pay for Mr. Olins’ housing and car, which amounted to $100,205 during 2005.

David F. Hakala has served as our Chief Operating Officer since September 3, 2002. We have extended Dr. Hakala’s employment by one-year extensions on the anniversary of his employment. As of April 23, 2006, Dr. Hakala receives an annual salary of $264,000 and received a grant of Incentive Stock Options, in 2002, to purchase 360,000 common shares that vested over a three-year period. Dr. Hakala exercised 25,000 of his vested options on December 15, 2004. As of December 31, 2005, Dr. Hakala has 335,000 fully-vested options.

We are party to an employment agreement dated July 7, 2003, with Theodore H. Banzhaf, for him to serve as our Executive Vice President of Strategic Planning, which was in effect through July 7, 2005. The employment agreement was amended on July 6, 2005, extending its effect to July 7, 2006. As currently in effect, the agreement provides for an annual salary of $360,000. We agreed to grant Mr. Banzhaf equity incentive compensation in the form of stock options to purchase an aggregate of 800,000 common shares, $.01 par value, of SpatiaLight pursuant to the provisions of an Amended and Restated Time Accelerated Restricted Stock Award Agreement (TARSAP). The options under this plan are not granted under our 1999 Stock Option Plan or any other stock option plan. Mr. Banzhaf exercised 25,000 of his vested options on December 30, 2004 and another 10,000 during July 2005. As of December 31, 2005, Mr. Banzhaf has 265,000 fully-vested options.

Michael S. Jin was promoted to Chief Technology Officer on July 7, 2004. We do not have an employment agreement with Dr. Jin. As of July 7, 2004, Dr. Jin receives an annual salary of $200,000 and he received a grant of Incentive Stock Options to purchase 125,000 common shares vesting over a two-year period. Dr. Jin has a total of 300,000 options, which were fully vested as of December 15, 2005. The Corporation also paid a bonus to Dr. Jin, which amounted to $21,106 during 2005.

Don S. Suh has served as our Senior Vice President - Marketing and Sales since July 19, 2004. We do not have an employment agreement with Mr. Suh. Mr. Suh received an initial annual salary of $165,000, which was increased to $175,000 in December 2004, and he received a grant of Incentive Stock Options to purchase 150,000 common shares vesting over a three-year period. In March 2005, Mr. Suh received an increase in salary to $195,000. As of December 15, 2005 Mr. Suh’s options became fully vested. Mr. Suh has the right to earn a sales commission equal to one-half of one percent (0.5%) of the gross sales of products made by us to certain customers only if certain conditions are met. Mr. Suh is entitled to a cash bonus payment of $375,000 plus a bonus payable in restricted common shares valued at $375,000 in the event that we consummate a certain corporate acquisition. As of the date hereof, we have not become a party to any agreements, understandings or commitments with respect to undertaking or accomplishing such a corporate acquisition.

Je Won Yeun has served as the President of SpatiaLight Korea, Inc., a wholly-owned subsidiary of SpatiaLight, Inc. since July 29, 2004. Prior to July 29, 2004, Mr. Yeun served as a consultant to us for approximately one month. We do not have an employment agreement with Mr. Yeun, although the expected term of his employment is three years. Mr. Yeun receives an annual salary of KRW 228,571,429.00 (approximately $224,000) and received a grant of Incentive Stock Options to purchase 100,000 common shares vesting over a three-year period. As of December 15, 2005, Mr. Yeun’s options became fully vested.

There was one repricing of options to purchase Shares in 2005, pursuant to Amendment No. 2 of the TARSAP with Mr. Banzhaf, the exercise price of 175,000 currently exercisable options was increased from $5.00 to $7.50. There was one repricing of options to purchase Shares in 2004. The exercise price of 90,000 currently exercisable options granted to Mr. Banzhaf under the TARSAP was increased from $2.55 to $12.50. Each of these upward repricings were part of agreements with Mr. Banzhaf with respect to his overall employment compensation.

Ten Year Option/SAR Pricing

Name	Date	Number of Securities Underlying Options/ SARs Repriced Or Amended	Market Price Of Stock At Time Of Repricing Or Amendment	Exercise Price At Time Of Repricing Or Amendment	New Exercise Price	Length of Original Option Term Remaining At Date Of Repricing Or Amendment

Theodore H. Banzhaf, Executive Vice President of Strategic Planning	4/1/2004	90,000	$ 3.70	$ 2.55	$ 12.50	2.25 years

Theodore H. Banzhaf, Executive Vice President of Strategic Planning	7/6/2005	175,000	$ 5.55	$ 5.00	$ 7.50	1.50 years

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board recommending compensation for executive officers during 2005 consisted of Lawrence J. Matteson, Claude Piaget and Robert C. Munro.

Mr. Olins served as our Chief Executive Officer, Secretary, Treasurer and Principal Financial and Accounting Officer for fiscal 2005. During 2005, all executive compensation was determined by the Compensation Committee of our Board of Directors. All of the directors on the Compensation Committee are independent directors within the meaning of the Nasdaq’s rules.

Argyle Capital Management Corporation (Argyle), which is wholly owned by Mr. Olins, entered into various transactions with the Corporation in 1998. As of November 30, 2004, we completed a non-brokered private placement of $10,000,000 original principal amount of 10% senior secured convertible notes (the 2004 Senior Secured Convertible Notes), due November 30, 2007 (the November 2004 Financing). As a condition to our entering into the November 2004 Financing and pursuant to the November 2004 Financing transaction documents, the investors required Argyle to enter into an intercreditor and subordination agreement (the Intercreditor Agreement) pursuant to which Argyle agreed to subordinate our obligations to Argyle and the senior security interest in substantially all of the assets of SpatiaLight that were granted under certain notes (the Argyle Notes) to the interest represented by the investors in the November 2004 Financing. For more information regarding these transactions, refer to “Certain Relationships and Related Transactions” herein.

Compensation Committee Report

Executive Compensation Policy

The objectives of our executive compensation program are to (i) attract and retain executives with the skills critical to our current and long-term success, (ii) motivate and reward individual and team performance in attaining business objectives and maximizing shareholder value and (iii) link a portion of compensation to appreciation in the price of our common shares so as to align the interests of the executive officers with those of the shareholders.

In order to meet these objectives, the total compensation program is designed to be competitive with the programs of other corporations of comparable revenue size in industries with which we compete for customers and executives and to be fair and equitable both to our employee and to us. Consideration is given to the employee’s overall responsibilities, professional qualifications, business experience, job performance, technical expertise and career potential and the combined value of these factors to our viability and long-term performance and growth.

Executive Compensation

We currently have five executive officers in addition to our Chief Executive Officer, Mr. Robert A. Olins, whose employment compensation arrangements are discussed below. The compensations for Dr. David F. Hakala, Chief Operating Officer, Dr. Michael S. Jin, Chief Technology Officer, Mr. Don S. Suh, Senior Vice President - Marketing and Sales and Mr. Je Won Yeun, President, SpatiaLight Korea, Inc., are more fully described under “Employment Arrangements and Agreements.” Mr. Theodore H. Banzhaf’s compensation as Executive Vice President of Strategic Planning is determined by his employment agreement and TARSAP, which are in effect through July 7, 2006, and are more fully described under “Employment Arrangements and Agreements.” The Compensation Committee ratified the employment agreements and arrangements of these executive officers.

To date, compensation for our executive officers has been based on two principal components: salary and incentive and nonqualified stock options to purchase shares granted under and outside of our 1999 Stock Option Plan. The purpose of stock options is to align the interests of the executive officers with the interests of the shareholders. In addition, stock options offer executive officers an incentive for the achievement of superior performance over time and foster the retention of key management personnel. In determining stock option grants and the level of stock options included in executive employment agreements, the Committee bases its decision on the individual’s performance and potential to improve shareholder value and on the relationship of equity and objective performance goals to the other components of the individual’s compensation.

Dr. Hakala’s annual salary and incentive stock option award was determined by evaluating the responsibilities of the position of Chief Operating Officer, his past experience and the competitive marketplace for his level of executive talent. Mr. Banzhaf’s annual salary provided for in his employment agreement was determined by evaluating the responsibilities of the position of Executive Vice President of Strategic Planning, his past experience and the competitive marketplace for his level and categories of executive talent. As a material inducement to become employed as our Executive Vice President of Strategic Planning, we agreed to grant options to purchase 800,000 shares independent of our Stock Option Plan. Dr. Jin’s salary was determined by evaluating the responsibilities of the position of Chief Technology Officer, his contributions to us in his prior position as Director of Operations, his past experience and the competitive marketplace for his level of technical and executive talent. Mr. Suh’s annual salary, incentive stock option award, sales commission arrangement and Acquisition Bonus were determined by evaluating the responsibilities of a Senior Vice President of Marketing and Sales, his past experience, and the competitive marketplace for his level of international sales and marketing and executive talent. Mr. Yeun’s annual salary and incentive stock option award were determined by evaluating the responsibilities of the position of President of a foreign manufacturing subsidiary, his past experience, and the competitive marketplace for his level of operational and executive talents.

CEO Compensation

Robert A. Olins, a member of the Compensation Committee from July 1998 through March 31, 2004, who has served as our Chief Executive Officer, Secretary and Treasurer since June 2000 and as a director since 1998, has received no cash compensation from us for his services to date and has no employment agreement with us although the Corporation has paid for certain housing and automobile expenses. He has been granted options, as reported under the caption “Summary Compensation Table - Option Grants In Last Fiscal Year” in this Proxy Statement. Mr. Olins was granted options to purchase 500,000 common shares under our 1999 Stock Option Plan in consideration for services rendered as our Chief Executive Officer, Secretary, Treasurer and director during 2006, 2005, 2004, 2003 and 2002. These options to Mr. Olins were granted at the prevailing market prices for our common shares. The Committee took into consideration the fact that Mr. Olins has not received any cash compensation for his services since July 2000 when determining the number of options to grant to Mr. Olins.

The Committee also took into consideration the fact that under Mr. Olins’ stewardship, we entered into an agreement with LG Electronics, providing for us to sell our T-3 LCoS Sets to LG Electronics. In addition, during Mr. Olins’ tenure, the Corporation has continuing business relationships with customers and prospective customers in China and we have delivered limited quantities of our T-3 LCoS Sets to ThinTek Optronics Corp., our Taiwanese customer. We believe that the Corporation’s present course of continuing to transact business with major Chinese and Taiwanese television manufacturers is positioning the Corporation to be a leading LCoS supplier in China and Taiwan in the future. The Corporation is currently developing working relationships with prospective customers, located primarily in Japan and other parts of the Pacific Rim region. The Corporation established SpatiaLight Korea, Inc., a wholly-owned subsidiary of SpatiaLight, Inc. and has completed construction on the Corporation’s new manufacturing facility located in the Republic of Korea, which serves as the Corporation’s central commercial manufacturing base.

In determining to grant Mr. Olins these options in 2002, 2003, 2004 and 2005, the Committee further recognized that since becoming the Chief Executive Officer in 2000, Mr. Olins has led us in our ongoing transition from end-stage product testing to production ramp-up and full-scale manufacturing in order to meet the current and projected demand from current and prospective customers. In addition, the Committee recognizes that Mr. Olins has been responsible for identifying and securing financing for the Corporation throughout his tenure.

In January 2006, Mr. Olins was granted options to purchase 500,000 common shares for services in 2006. In addition, the Committee authorized the Corporation to provide Mr. Olins with furnished housing near the Corporation’s offices and an automobile, which will be considered compensation for fiscal 2006. No determination has been made by the Committee with respect to additional compensation for Mr. Olins’ services in 2006 and subsequent years.

Impact of Section 162(m) of the Code

The Committee has considered the potential impact of Section 162(m) of the Code, adopted under the Revenue Reconciliation Act of 1993. This section disallows a tax deduction for any publicly held corporation, for individual compensation exceeding $1,000,000 in any taxable year paid to it chief executive officer or any of its four highest paid officers (the “Named Executive Officers”) unless (1) the compensation is payable solely on account of the attainment of performance goals, (ii) the performance goals are determined by a committee of two or more outside directors, (iii) the material terms under which compensation is to be paid are disclosed to and approved by stockholders and (iv) the committee certifies that the performance goals were met. Our Stock Option Plan was approved by our Shareholders so that compensation attributable to stock options and certain other awards granted under that Stock Option Plan may be excluded from the $1,000,000 threshold. Grants of awards under the Corporation’s 2006 Incentive Plan, for which the Corporation is seeking shareholder approval (see Proposal 3 of the accompanying proxy statement), will also be deductible with respect to award grants to Named Executive Officers assuming the Corporation’s shareholders approve the Corporation’s 2006 Incentive Plan.

The Committee continues to consider other steps which might be in the Corporation’s best interest to comply with Section 162(m), while reserving the right to award future compensation which would not comply with the Section 162(m) requirements for non-deductibility if the Compensation Committee concluded that this was in the Corporation’s best interests.

COMPENSATION COMMITTEE
Lawrence J. Matteson
Claude Piaget
Robert C. Munro

Performance Graph

The following stock performance graph is intended to show our stock performance compared with that of comparable companies. The stock performance graph shows the change in market value of $100 invested in our common shares, the Standard & Poor’s 500 Stock Index and a peer group of comparable companies (Index) for the period commencing December 31, 2000 through December 31, 2005. The cumulative total shareholder return assumes dividends are reinvested. The shareholder return shown on the graph below is not indicative of future performance. The Index consists of the following companies, which are in similar lines of business as the Corporation: Kopin Corporation, Microvision, Inc., Syntax-Brillian Corporation and Universal Display.
Changes in Control

We pledged substantially all of our assets to the purchasers of the November 2004 Financing. This pledge of assets could result in a change of control of our Corporation in the future. We refer you to our Annual Report on Form 10-K/A, which is being forward to our shareholders together with this Proxy Statement, for disclosure that certain holders of our Senior Secured Convertible Notes have alleged certain events of default under their Notes. Although we believe that these allegations are not correct and are without foundation, this matter could potentially result in a change of control of the Corporation in the future.

As part of the November 2004 Financing, the purchasers required Argyle Capital Management Corporation, a company owned and controlled by Robert A. Olins, our Chief Executive Officer, Secretary, Treasurer and director, to enter into Intercreditor Agreement pursuant a transaction which is more fully described under the heading “Certain Relationships and Related Transactions” below, to which Argyle agreed to subordinate our obligations to Argyle and the senior security interest in substantially all of our assets that were granted under the Argyle Notes to the interest represented by the purchasers of the 2004 Senior Secured Convertible Notes. Argyle has subordinated interest in all assets, which could result in a change of control of the Corporation in the future.

Certain Relationships and Related Transactions

Argyle Notes:

In 1998, we received $1,188,000 in cash in exchange for notes (the Argyle Notes) in that amount to Argyle Capital Management Corporation (Argyle), a company owned and controlled by Robert A. Olins, our Chief Executive Officer, Secretary, Treasurer, and Director. The notes accrue interest at a contractual rate of 6% per annum, and are secured by substantially all of our assets. Both principal and interest are convertible into our common shares at $0.50 per Share. On May 23, 2001, the due date of the notes was extended until December 31, 2002. On the extension date, the beneficial conversion effect representing the excess aggregate value of the common shares receivable upon conversion of the notes based on the then current market price of $1.90 per Share, over the aggregate conversion price for such common shares (limited to the original proceeds of $1,188,000), was recorded as additional paid-in capital. The resulting $1,188,000 discount to the debt arising from the beneficial conversion feature was originally being amortized through December 31, 2002. The notes were extended in September 2002 to March 31, 2004, and on December 31, 2003 were extended until June 30, 2005. At each extension date, the amortization rate of the remaining unamortized discount was also extended over the new life of the notes. The effective interest rate for financial statement purposes due to this discount differs from the actual contractual interest received or receivable in cash or Shares by Argyle. The current amortization rate of the discount, along with the contractual 6% interest rate, resulted in a new effective interest rate of 8% per annum as of the December 31, 2003 extension date when compared to the outstanding principal balances.

On January 7, 2004, we paid interest payable on the Argyle Notes by issuing 142,360 common shares to Argyle with a market value of $800,063 for the year ended December 31, 2004. The market value of the shares was based on the closing price of the shares on the day before issuance, and was recorded as interest expense. This interest expense includes non-cash interest expense of $728,780. The non-cash interest expense results from the beneficial conversion price of interest payable, which is convertible into common shares at $0.50 per share and was computed as the excess of the market price of the shares issued over accrued interest payable. In addition, on March 4, 2004, we issued 71,676 common shares with a market value of $338,311 as prepayment of interest payable on the Argyle notes of $35,640 for the six months ended June 30, 2005. Prepaid interest was computed using the closing price of the common shares on March 3, 2004 of $4.72. At December 31, 2004, the carrying value of the Argyle notes total $1,177,000, which includes the $1,188,000 principal balance net of unamortized discounts of $11,000.

As a condition to our entering into the November 2004 Financing (described below), as defined herein, and pursuant to the November 2004 Financing transaction documents, the investors required Argyle to enter into an Intercreditor Agreement pursuant to which Argyle agreed to subordinate our obligations to Argyle and the senior security interest in substantially all of the assets of SpatiaLight that were granted under the Argyle Notes to the interest represented by the investors in the November 2004 Financing.

In consideration for Argyle entering into the Intercreditor Agreement and because, by their terms, the November 2004 Financing transaction documents prohibit the use of the proceeds of the November 2004 Financing to repay Corporation debt, our Board of Directors (Mr. Olins did not participate in this matter as a member of the Board) authorized SpatiaLight to enter into an extension and modification agreement between SpatiaLight and Argyle with respect to the Argyle Notes (the Extension Agreement). As described above Argyle Notes were originally issued in 1998 in exchange for $1,188,000 in cash and, prior to the November Financing, the due date of the Argyle Notes was extended from December 31, 2003 to June 30, 2005. The Argyle Notes accrue interest at a contractual annual rate of 6%. Both principal and interest under the Argyle Notes are convertible into our common shares at $0.50 per share. Pursuant to the Extension Agreement, the due date of the Argyle Notes was extended to December 31, 2008, and we issued 498,768 common shares to Argyle as prepayment of interest payable of $249,480 for the period July 1, 2005 through December 31, 2008. These shares had a market value of $4,049,964 based on the closing price of the shares of $8.12 on December 21, 2004. In connection with the Intercreditor Agreement, the Board also authorized the reimbursement of $50,000 to Argyle for a fee that Argyle was required to pay to a bank to relinquish the bank’s previously existing security interest in the assets of our Corporation. At December 31, 2005 the carrying value of the Argyle Notes total $1,188,000.

Senior Secured Convertible Notes:

As of November 30, 2004, we completed a non-brokered private placement of $10,000,000 original principal amount of 10% senior secured convertible notes (the 2004 Senior Secured Convertible Notes), due November 30, 2007 (the November 2004 Financing). Under the terms of the November 2004 Financing, the purchasers of the 2004 Senior Secured Convertible Notes, who, upon conversion of such notes shall become selling shareholders, have a nine-month right, expiring August 31, 2005, to purchase up to an additional $5,000,000 principal amount of notes subject to the same terms and conditions, including the $9.72 conversion price, as the 2004 Senior Secured Convertible Notes issued in the November 2004 Financing (the Additional Investment Rights). The 2004 Senior Secured Convertible Notes are convertible, at the option of the holders, into SpatiaLight common shares at the conversion price of $9.72 per share. At the conversion price, each $1,000 principal amount of the 2004 Senior Secured Convertible Notes is convertible into 102.88 of our common shares. The conversion price of the principal amount of the 2004 Senior Secured Convertible Notes is equal to a 25% premium above the ten-day trailing average of the volume weighted average price of our common shares ended November 29, 2004, which was $7.78.

The 2004 Senior Secured Convertible Notes bear interest at an annual rate of 10%, payable quarterly, and are senior secured obligations of SpatiaLight. The interest is payable in cash or our common shares at our option, subject to certain conditions being met. In the event that we elect to pay interest with our common shares, the value of such shares shall be equal to the 20-day trailing average of the volume weighted average price of our common shares at the end of each quarterly interest period. For each of the quarterly interest periods ended February 28, 2005, May 30, 2005, August 31, 2005 and November 30, 2005, we paid interest to holders of 2004 Senior Secured Convertible Notes in cash. We have used the net proceeds from the transaction to fund construction and equipping of our state of the art manufacturing facility in South Korea and for general working capital purposes.

Under the terms of the November 2004 Financing, Robert A. Olins, the Chief Executive Officer and a director of SpatiaLight, and Greenpark Limited, an unaffiliated shareholder of SpatiaLight, jointly and severally committed, in the event that the Board determines that such financing is necessary, to provide us with up to $6,000,000 in future financing on terms and conditions to be determined at the time of any such transaction. That financing commitment shall be reduced by any funds that SpatiaLight receives from future sales or exercises of its equity, debt or derivative securities, including the sale of our common shares under the Prospectus that we filed with the SEC on January 31, 2005, as part of a “shelf” registration process. As of the date of this filing we have received an aggregate total of greater than $6 million from these sources thereby ending the commitment by Mr. Olins and Greenpark Limited.

In consideration for the financing commitment by Greenpark Limited, we agreed to reduce by $600,000 the amount owed by Greenpark Limited to us under that certain warrant installment agreement, dated as of October 14, 2002 (the Installment Agreement). Mr. Olins advised the Board that any consideration that the Board determined was owed to Mr. Olins for the financing commitment should instead be given as consideration to Greenpark Limited for its participation in the financing commitment. As a result, Mr. Olins was not, and is not, to be, compensated for his participation in the financing commitment and the Board weighed that fact in their negotiation with Greenpark Limited with respect to amending the Installment Agreement. Pursuant to the Installment Agreement, in November 2002, Greenpark Limited exercised its warrant to purchase 746,268 common shares at the exercise price of $2.00 per share, for an aggregate purchase price of $1,492,536. Under the Installment Agreement, the Commitment Shareholder is required to make periodic installment payments towards such aggregate purchase price. There is a 6% annual interest rate with respect to the balance of the share purchase price owed to us and all accrued interest is due with the final payment. We issued all of the 746,268 shares to Greenpark Limited in 2003. We received the remaining outstanding balance, less amounts forgiven as described above, plus accrued interest during the first three quarters of 2005. We will not give any further financial consideration to Greenpark Limited for such financing commitment.

We refer you to our Annual Report on Form 10-K/A, which is being forward to our shareholders together with this Proxy Statement, for disclosure that holders of $9 million of our Senior Secured Convertible Notes have alleged certain events of default under their Notes, although we believe that these allegations are not correct and are without foundation.

Short-term Financing

On December 16, 2005, we borrowed $224,384 from Robert A. Olins, our Chief Executive Officer and a director. Mr. Olins obtained these funds by drawing down on a personal line of credit from a bank, which is the same bank that we utilize for our domestic commercial banking requirements. Based upon discussions among Mr. Olins and other members of our Board of Directors, we have agreed to repay the borrowed funds to Mr. Olins on the same terms that he agreed to with the bank. Therefore, we were required to repay the full principal amount of the loan plus interest at a rate of 8.25% per annum on February 16, 2006, the maturity date. We also agreed to reimburse Mr. Olins for a $30,000 fee that he was required to pay to the bank to obtain these funds. The loan was repaid by the due date and the fee was reimbursed to Mr. Olins in January 2006.

PROPOSAL NO. 2:
AMENDMENT TO SPATIALIGHT, INC.’S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, $.01 PAR VALUE, FROM 50,000,000 TO 100,000,000

The shareholders are being asked to approve at the Meeting a Certificate of Amendment to our Restated Certificate of Incorporation, as amended (the "Certificate"), to increase the number of authorized Common Shares from 50,000,000 to 100,000,000 (the "Amendment"). The Board of Directors, by various written consents on May 3, 2006 adopted resolutions approving and authorizing the Amendment and directing that the Amendment be submitted to a vote of the shareholders at the Annual Meeting. The Board has determined that the Amendment is in our best interests and our shareholders and unanimously recommends its approval by the shareholders. If our shareholders approve the proposed Amendment, the Board intends to file a Certificate of Amendment to the Certificate reflecting such Amendment with the Secretary of State of the State of New York as soon as practicable following such shareholder approval.

The Certificate currently authorizes the issuance of up to 50,000,000 Common Shares.  As of the close of business on May 3, 2006, there were 39,948,500 Shares issued and outstanding.  In addition, as of that date, we have reserved up to approximately 750,337 Common Shares for issuance upon the exercise of outstanding warrants, 4,994,894 Common Shares for issuance pursuant to our Stock Option Plan, 1,635,000 Common Shares for issuance upon the exercise of options issued independently of the Stock Option Plan (after giving effect to options that have lapsed or been cancelled), and 3,404,807 Common Shares for issuance upon the conversion of outstanding convertible securities.  After giving effect to Common Shares issued and reserved for issuance under such warrants, options and convertible securities, there were no authorized but unissued Shares available to us as of the close of business on May 3, 2006.

The purpose of the increase in the number of authorized Common Shares is to assure that we have sufficient Shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to new and existing employees, payments of stock dividends, or effecting stock splits or other recapitalizations. The need for additional authorized Shares is consistent with our growth and transition from end-stage product testing to production ramp-up and full-scale manufacturing. To meet the anticipated working capital demands of a manufacturing enterprise, we may seek additional capital from several sources, including the sale of our Common Shares. As of the date hereof, have no plans to issue all or any significant percentage of the additional Common Shares to be authorized by the Amendment.

If our shareholders approve the Amendment, our Board may authorize the issuance of additional Common Shares without further approval of our shareholders, except as may be required in particular cases by our certificate of incorporation, as amended, applicable law or the rules of any national securities exchange or over the counter market on which our Common Shares may then be listed or traded. Under our Certificate, our shareholders do not have preemptive rights to subscribe to additional securities which may be issued by us, which means that current shareholders do not have a prior right to purchase any new issue of capital our Common Shares in order to maintain their proportionate ownership of Common Shares.  Furthermore, if the Board elects to issue additional Common Shares or securities convertible into or exercisable for Common Shares, such issuance could have a dilutive effect on the voting power and earnings per share of existing shareholders.

In addition, the increase in the number of authorized Common Shares could have an anti-takeover effect, although this is not the intent of the Board in seeking approval of the Amendment. For example, if the Board issues additional Common Shares in the future, such issuance could dilute the voting power of a person seeking control of SpatiaLight, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of SpatiaLight.

FOR THE FOREGOING REASONS, THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED.

If approved, the Amendment would amend and restate Article Four of the Certificate as follows:

"The aggregate number of shares which the corporation shall have authority to issue is One Hundred million (100,000,000) shares of one class only, which shares are of the par value of one cent ($.01) per share."

The votes represented by the Proxies received will be voted FOR approval of the adoption of the proposed Amendment unless a vote against such approval or to abstain from voting is specifically indicated on the Proxy. An abstention will have the same effect as a vote "against" the Amendment. Broker non-votes will be treated in the same manner as abstentions.

The affirmative vote of the holders of a majority of all the votes entitled to be cast of outstanding Common Shares is required for approval of the proposed Amendment to our Restated Certificate of Incorporation, as amended.

PROPOSAL NO. 3:
APPROVAL OF OUR 2006 INCENTIVE PLAN

General

The Board adopted our 2006 Incentive Plan on May 3, 2006. Under the listed company rules of the NASDAQ, shareholder is required for the effectiveness of the 2006 Incentive Plan. For several reasons the Board believes that it is in the best interests of the Corporation and our shareholders that the 2006 Incentive Plan be approved.

The purpose of the 2006 Incentive Plan is (i) to assist the Corporation in attracting and retaining selected individuals to serve as directors, officers, employees, consultants, advisors and other key employees who will contribute to the our success, and (ii) to create incentives to achieve long-term objectives that will inure to the benefit of all our shareholders through the additional incentives inherent in the ownership of our common shares. Equity based compensation has been a major component of our compensation programs over an extended period of time, and our management and Board believe that our ability to grant equity based compensation has been a significant factor in the our ability to achieve our growth and position. Through options, the interests of our executives are aligned with those of our shareholders because compensation is directly linked to an increase in share value. Many of the companies with whom we compete for executive talent rely heavily on stock options in their compensation programs, and we believe that our ability to continue to grant stock options is necessary for us to compete effectively in recruiting and retaining key employees as well as creative and technical talent.

We also recognize, however, our responsibility to keep the dilutive impact of stock options and other equity incentives within a reasonable range. Therefore, we expect that no new option plans (and no increases in the size of existing plans) will be required for the next several fiscal years. This expectation is subject to our needs with regard to any options in connection with any executive recruiting, acquisition or strategic transaction during this period. No such transactions are currently planned.

The 2006 Incentive Plan authorizes the granting of incentive awards through grants of options to purchase common stock, share appreciation rights ("SARs"), deferred stock awards, performance-based awards, restricted stock and restricted stock unit awards (all referred to as "awards"). Awards under the 2006 Incentive Plan may be granted in combination with awards under our other stock option and incentive plans. A total of 5,000,000 common shares are reserved for issuance in connection with awards under the 2006 Incentive Plan.

If the Stockholders do not approve Proposal 2, we will not be able to issue equity-based compensation. Furthermore, to the extent that we are forced to pay cash performance bonuses, a substantial portion of our compensation costs may not be tax deductible to the Corporation due to the requirement of Section 162(m) of the Internal Revenue Code. This section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year paid to its chief executive officer or any of its four other highest paid officers unless certain conditions are met, including shareholder approval of certain performance targets. This could potentially significantly adding to our income tax liability and affecting its future cash flow.

The following summary of the principal terms and provisions of the 2006 Incentive Plan is qualified in its entirety by the terms of the 2006 Incentive Plan. A copy of the 2006 Incentive Plan is attached hereto as Annex A.

Description of the 2006 Incentive Plan

In May 2006, our board of directors adopted SpatiaLight, Inc. 2006 Incentive Plan, which will be effective upon the consummation of this offering and will terminate ten years later unless sooner terminated. The purpose of this plan is to provide a means whereby employees, directors and third party service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our and our stockholders' interests. The following is a summary of the material terms of the plan, but does not include all of the provisions of the plan. For further information about the plan, we refer you to the 2006 Incentive Plan, which we have filed as an annex to this proxy statement.

Types of Awards and Eligibility.    The plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options, share appreciation rights, share purchase awards, restricted shares, restricted share units, performance units, and other share-based awards. Key employees, directors and third party service providers who are selected by the designated committee are eligible to participate in the plan. Third party service providers include any consultant, agent, advisor, or independent contractor who renders services to us, or to any of our subsidiaries or affiliates, that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities.

Administration.    The committee designated by our Board to administer the plan shall have broad authority to administer the plan, including the full and exclusive discretionary power to interpret the terms and the intent of the plan and any award thereunder or other agreement or document ancillary to or in connection with the plan, to determine eligibility for awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the plan as it may deem necessary or proper. In addition, the designated committee may delegate to one or more of its members, to one or more of our officers or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the designated committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the designated committee or such individual may have under the plan.

Share Reserve/Limitation.    The maximum number of shares of common stock available for issuance to participants under the plan equals 5,000,000.

The plan also imposes annual per-participant award limits. The maximum number of shares for which options may be granted to any person in any calendar year is 750,000. The maximum number of shares subject to share appreciation rights granted to any person in any calendar year is 750,000. The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is 750,000 shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is 750,000 shares or the value of 750,000 shares determined as of the earlier of the date of vesting or payout. The maximum aggregate grant to any person in any calendar year of other share-based awards is 750,000 shares.

Options.    The designated committee may grant both incentive stock options and nonqualified stock options under the plan. Eligibility for incentive stock options is limited to our employees and employees of our subsidiaries. The exercise price for options cannot be less than the fair market value of the shares on the date of grant (110% of the fair market value of the shares on the date of grant with respect to incentive stock options granted to a 10% stockholder). The latest expiration date cannot be later than the tenth anniversary of the date of grant (for an incentive stock option, the fifth anniversary of the date of grant if the recipient is a 10% stockholder). Fair market value under the plan may be determined by reference to market prices on a particular trading day or on an average of trading days, as determined by the designated committee. The exercise price may be paid with cash or its equivalent, with previously acquired shares (in certain circumstances, that have been held at least six months), or by other means approved by the designated committee, including, without limitation, (i) by means of a broker-assisted cashless exercise, or (ii) by “net settlement,” pursuant to which an option holder exercises his option and pays the exercise price by surrendering a portion of the shares which would otherwise be issued upon such exercise and which have an aggregate fair market value at the time of exercise equal to the aggregate exercise price.

Share Appreciation Rights.    The designated committee may grant share appreciation rights under the plan either alone or in tandem with options. The grant price of a share appreciation right cannot be less than the fair market value of the shares at the date of grant. Share appreciation rights can also be granted with a grant price that is greater than the fair market value of the shares on the date of grant. The grant price of a share appreciation right granted in tandem with an option will be the same as the exercise price of the option. Share appreciation rights cannot be exercised later than the tenth anniversary of the date of grant. Share appreciation rights granted in tandem with incentive stock options are subject to special restrictions. Freestanding share appreciation rights may be exercised on such terms as the designated committee determines and tandem share appreciation rights may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a share appreciation right, the holder will receive shares as determined by the designated committee, equal in value to the difference between the fair market value of the shares subject to the share appreciation rights, determined as described above, and the grant price.

Restricted Shares and Restricted Share Units.    The designated committee may award restricted shares or restricted share units. Restricted share awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted share unit awards result in the transfer of shares to the participant only after specified conditions are satisfied. A holder of restricted shares is generally treated as a current stockholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a stockholder with respect to the award only when the shares of our common stock are delivered in the future. The designated committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

Performance Unit and Performance Share Awards.    Performance unit awards will have an initial value that is determined by the designated committee. Performance shares will have an initial value that is equal to the fair market value of the shares on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the designated committee are met. The performance goals may vary from participant to participant, group to group and period to period. The performance goals for performance unit and performance share awards that are intended to constitute qualified performance-based compensation will be based upon one or more of the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; and (x) share price (including, but limited to, growth measures and total stockholder return).

The designated committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs; litigation; claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the designated committee has the discretion to adjust these awards downward. In addition, the designated committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares, or in any combination, as determined by the designated committee.

Other Share-Based Awards.    The designated committee may grant equity-based or equity-related awards, referred to as other share-based awards, other than options, share appreciation rights, restricted shares, restricted share units, or performance shares. The terms and conditions of each other share-based award shall be determined by the designated committee. Payment under any other share-based awards will be made in shares or cash, as determined by the designated committee.

Dividend Equivalents.    The designated committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

Termination of Employment.    The designated committee will determine how each award will be treated following termination of the holder's employment with, or service for, the company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, share appreciation rights, or other awards requiring exercise will remain exercisable.

Additional Provisions.    Neither incentive stock options nor, except as the designated committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an incentive stock option and, except as the designated committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

Treatment of Awards Upon a Change of Control and Related Transactions.    One or more awards may be subject to the terms and conditions set forth in a written agreement between us and a participant providing for different terms or provisions with respect to such awards upon a "change of control" (as that term may be defined therein), provided, that such written agreement may not increase the maximum amount of such awards.

Amendment of Awards or the Plan.    The designated committee may at any time alter, amend, modify, suspend, or terminate the plan or any outstanding award in whole or in part, except that no amendment of the plan will be made without stockholder approval if stockholder approval is required by applicable law or Nasdaq National Market rules. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant's consent, unless specifically provided for in the plan.

Adjustments.    In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares, dividend in kind, or other like change in our capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the designated committee may, in order to prevent dilution or enlargement of participants' rights under the plan, substitute or adjust the number and kind of shares that may be issued under the plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards. The designated committee may also make appropriate adjustments in the terms of any awards under the plan to reflect or related to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods. Subject to certain limitations set forth in the plan and applicable rules of the Internal Revenue Code, without affecting the number of shares reserved or available thereunder, the designated committee may authorize the issuance or assumption of benefits under the plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of our property or stock, or reorganization upon such terms and conditions as it may deem appropriate, or the designated committee or the board of directors may cause any award outstanding as of the effective date of the applicable event to be cancelled in consideration of a cash payment or alternate award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award (other than the repricing, replacing or regranting of options or share appreciation rights through cancellation or the lowering of the option price or grant price or in violation of the Internal Revenue Code).

Plan Benefits.    Because benefits under the plan will primarily depend on the designated committee's actions and the fair market value of our common Shares at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers, other employees and third party service providers. We note, however, that in the past we granted each of our non-employee directors options to purchase 25,000 shares as annual compensation for their service as directors, but there can be no assurances as to future compensation.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of oustanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securuties reflected in column (a))
Equity compensation plans approved by security holders	4,994,594	3.04	9,166
Equity comensation plans not approved by security holders	1,635,000	5.16	-
Total	6,629,594	3.56	9,166

Vote Required

Assuming a quorum is present in person or by proxy at the Meeting, the affirmative vote of the holders of a majority of all the votes entitled to be cast of Common Shares is required to approve the 2006 Incentive Plan. An abstention will have the same effect as a vote “against” the 2006 Incentive Plan. Broker non-votes will be treated in the same manner as abstentions.

The votes represented by the proxies received will be voted FOR approval of the 2006 Incentive Plan unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 2006 INCENTIVE PLAN. In the event that the required percentage of the outstanding Common Shares does not adopt the 2006 Incentive Plan, the matter will be referred back to the Board for future consideration.

PROPOSAL NO. 4:
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

It is proposed that the Shareholders ratify the selection of Odenberg, Ullakko, Muranishi & Co., LLP (OUM) as our independent registered public accountants for the fiscal year ending December 31, 2006.

OUM examined and reported on our financial statements for our 2002, 2003, 2004 and 2005 fiscal years. A representative of OUM will be present at the Meeting. Such representative shall have the opportunity to make a statement with respect to the Corporation in the event that he desires to do so. The representative will be available to answer appropriate questions from Shareholders.

Under applicable New York law, the ratification of OUM as our independent registered public accountants for the current fiscal year requires the approval of the holders of a majority of the votes cast, in person or by Proxy, at the Meeting of our outstanding shares entitled to vote thereon. Thus, abstentions and broker non-votes will not be included in total votes with respect to this proposal and will have no effect on the outcome of the votes with respect thereto.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ODENBERG ULLAKKO MURANISHI & CO., LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

OTHER MATTERS

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Board is not aware of any matters to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should properly come before the Meeting, it is intended that the holders of Proxies will vote thereon in their discretion.

Shareholder Proposals

Proposals of Shareholders intended to be presented at our next Annual Meeting of Shareholders, expected to be held in May or June 2007, must be received by the Corporation for inclusion in our Proxy Statement on or prior to January 16, 2007.

Shareholder Questions

It is anticipated that our Shareholders have questions relating to our financial condition, operations and other related matters. We shall endeavor to answer such questions at the Meeting, to the best of our ability, provided that our officers or directors will not answer questions pertaining to our trade secrets or other sensitive information whose disclosure would be of benefit to our competitors.

Costs Of Solicitation

We will bear all of the costs of the solicitation of Proxies and conducting the Meeting, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding Proxy materials to beneficial owners. We will request such brokers, custodians, nominees, fiduciaries and others to forward Proxy materials to their principals. Solicitations will be made primarily by mail, but certain directors, officers and employees of SpatiaLight may solicit Proxies in person, or by telephone, telecopier or telegram without receiving special compensation for these services.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Sandi Harrison

Sandi Harrison,
Assistant Corporate Secretary

ANNEX A

SpatiaLight, Inc.

2006 Incentive Plan

Adopted by the Board of Directors as of
May 3, 2006

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SpatiaLight, Inc.
2006 Incentive Plan

ARTICLE 1	ESTABLISHMENT, PURPOSE, AND DURATION

1.1           Establishment. SpatiaLight, Inc., a New York corporation (the “Company”), establishes an incentive compensation plan to be known as the 2006 Incentive Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

The Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2           Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3           Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2 DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2           “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

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2.3           “Award” means, individually or collectively, a grant under this Plan of Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4           “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6           “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7           “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.8           “Committee” means the committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and, unless otherwise determined by the Board, the Committee shall consist of no fewer than two directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purposes of the rules and regulations of the Nasdaq Stock Market, Inc. (“NASDAQ”).

2.9           “Company” means SpatiaLight, Inc., a New York corporation, and any successor thereto as provided in Article 20 herein.

2.10           “Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.11           “Director” means any individual who is a member of the Board of Directors of the Company.

2.12           “Effective Date” has the meaning set forth in Section 1.1.

2.13           “Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.

2.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

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2.15           “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the NASDAQ or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.16           “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.17           “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.18           “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.19           “Incentive Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.20           “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.21           “Nonemployee Director” means a Director who is not an Employee.

2.22           “Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.23           “Nonqualified Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.24           “Option” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.25           “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.26           “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

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2.27           “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.28           “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.29           “Performance Measures” means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s shareholders as contemplated by Article 11 of this Plan in order to qualify Awards as Performance-Based Compensation.

2.30           “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.31           “Performance Share” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.32           “Performance Unit” means an Award granted under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33           “Period of Restriction” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.34           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.35           “Plan” means this 2006 Incentive Plan, as it may hereinafter be amended or restated.

2.36           “Plan Year” means the Company’s fiscal year as may be in effect from time to time. The Company’s current fiscal year is the twelve month period beginning on January 1st of a particular year and ending on December 31st of such year.

2.37           “Restricted Shares” means an Award granted to a Participant pursuant to Article 8.

2.38           “Restricted Share Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

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2.39           “Share” or “Shares” means the Company’s common shares, par value $.01 per share.

2.40           “Share Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.41           “Subsidiary” means any corporation, partnership, limited liability company, trust or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest.

2.42           “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.43           “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.44           “Treasury Regulations” means the regulations promulgated under the Code.

2.45           “Withholding Taxes” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

ARTICLE 3	ADMINISTRATION

3.1           General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2           Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

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3.3           Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

ARTICLE 4	SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1           Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be equal to 5,000,000 Shares. Any Shares that are subject to Awards other then Options or Share Appreciation Rights shall be counted against this limit as two Shares for every Share awarded pursuant to such Awards.

4.2           Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3           Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)           Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 750,000 Shares.

(b)           SARs: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be 750,000 Shares.

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(c)           Restricted Shares or Restricted Share Units: The maximum aggregate grant with respect to Awards of Restricted Shares and/or Restricted Share Units in any one Plan Year to any one Participant shall be 750,000.

(d)           Performance Units or Performance Shares: The maximum aggregate Award of Performance Units and/or Performance Shares that any one Participant may receive in any one Plan Year shall be 750,000 Shares (if such Award is payable in Shares), or equal to the value of 750,000 Shares. For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

(e)           Other Share-Based Awards: The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 750,000 Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4           Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; provided, however, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of Section 17.1 or the provisions of Section 409A of the Code.

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ARTICLE 5	ELIGIBILITY AND PARTICIPATION

5.1           Eligibility. Individuals eligible to participate in this Plan include all key Employees, Directors, and Third Party Service Providers.

5.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6	OPTIONS

6.1           Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3           Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

6.4           Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option intended to qualify as an ISO shall be exercisable later than the tenth anniversary date of its grant.

6.5           Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restric-tions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

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6.6           Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise or (ii) by “net settlement,” pursuant to which an Option is exercised and the Option Price due on such exercise is paid by surrendering a portion of the Shares which would otherwise be issued upon such exercise and which have an aggregate Fair Market Value at the time of exercise equal to the Option Price.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8           Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

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6.9           Transferability of Options.

(a)           Incentive Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)           Nonqualified Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10           Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.11           Special ISO Rules for 10% Shareholders. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a)           The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b)           The ISO will not have a term in excess of 5 years from the date of grant.

ARTICLE 7	SHARE APPRECIATION RIGHTS

7.1           Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

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Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant

7.2           SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.

7.4           Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5           Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than  100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6           Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a)           The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)           The number of Shares with respect to which the SAR is exercised.

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Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8           Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9           Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8	RESTRICTED SHARES AND RESTRICTED SHARE UNITS

8.1           Grant of Restricted Shares or Restricted Share Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2           Restricted Shares or Restricted Share Unit Agreement. Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

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8.3           Transferability. Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4           Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5           Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the SpatiaLight, Inc. 2006 Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from SpatiaLight, Inc.”

8.6           Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

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8.7           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8           Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9	PERFORMANCE UNITS/PERFORMANCE SHARES

9.1           Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3           Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

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9.5           Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6           Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 10	OTHER SHARE-BASED AWARDS

10.1           Other Share-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.2           Value of Other Share-Based Awards. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.3           Payment of Other Share-Based Awards. Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to an Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

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10.4           Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.5           Nontransferability. Except as otherwise determined by the Committee, Other Share-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11	PERFORMANCE MEASURES

11.1           General.

(a)           Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b)           Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

(c)           The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

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11.2           Other Awards. Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a)           the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b)           no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c)           after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3           Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)           Net earnings or net income (before or after taxes);

(b)           Earnings per share;

(c)           Net sales growth;

(d)           Net operating profit;

(e)           Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f)           Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g)           Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)           Gross or operating margins;

(i)            Productivity ratios;

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(j)           Share price (including, but not limited to, growth measures and total shareholder return);

(k)          The consummation of one or more business acquisitions, combinations or similar transactions by or with the Company, its Subsidiaries or Affiliates; and

(l)           The consummation of one or more financings (whether through borrowings, securities issuances or similar transactions) by or with the Company, its Subsidiaries or Affiliates.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

11.4           Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5           Adjustment of Performance-Based Compensation. Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6           Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12	NONEMPLOYEE DIRECTOR AWARDS

All Awards to Nonemployee Directors shall be determined by the Board. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

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ARTICLE 13	DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

ARTICLE 14	BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 15	RIGHTS OF PARTICIPANTS

15.1           Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2           Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3           Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 16	CHANGE OF CONTROL

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; provided however, that such written agreement may not increase the maximum amount of such Awards.

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ARTICLE 17	AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

17.1           Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR. Further, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

17.3           Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 18	WITHHOLDING

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

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ARTICLE 19	SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20	GENERAL PROVISIONS

20.1           Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2           Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

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20.3           Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4           Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5           Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6           Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)           Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8           Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9           Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)           Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)           Determine which Employees, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)           Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

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(d)           Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e)           Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

           Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10           Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11           Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13           Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14           Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

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20.15           No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16           Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.17           Indemnification. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18           Amendment to Comply with Applicable Law. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A.

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